                                                                    EXHIBIT 99.1

                        UNITED STATES BANKRUPTCY COURT
                      EASTERN DISTRICT OF NORTH CAROLINA
                               RALEIGH DIVISION

IN RE:  Athey Products Corporation     CASE NO:  00-02736-5-ATS


       Monthly Report of Corporate Debtor in Possession/Disbursing Agent
              For The Month of July 1, 2001 Through July 30, 2001

I.      REPORT OF ACTIVITIES:

        All assets have been liquidated and all of the Debtor's funds are under the control of John A. Northen, Disbursing Agent, in accounts at First Capital Bank. The Debtor continues to file a Form 8-K with each monthly report; however, now that the plan has been confirmed and distributions have begun, the plan has been substantially consummated and the Debtor will hereafter file reports on a calendar quarter basis beginning with the quarter ending 9/30/01. As of 7/31/01, the Debtor had resolved and issued checks in payment of all allowed claims held by former employees or otherwise considered priority unsecured claims. Several objections to non-priority unsecured claims have been filed, many of which have been or are expected to be resolved by the end of August, and the remaining objections are expected to be resolved by agreement or by hearing and order within the next few months. The Debtor intends to issue checks in payment of all undisputed unsecured claims on or about 9/1/01.



II.     SUMMARY OF OPERATIONS:

        All operations of the business as Athey Products Corporation have ceased.

I declare under penalty of perjury that the information contained in this report is true and correct to the best of my knowledge and belief. As all funds are now under the control of the Disbursing Agent, his signature has been substituted for the corporate officer.

Respectfully submitted this 24 day of August, 2001.

        /s/ John A. Northen        Signature
-----------------------------------
John A. Northen, Disbursing Agent


I certify that the information contained in this report is true and correct to the best of my knowledge and belief.

Date: August 24, 2001                                /s/ John A. Northen
                                              --------------------------------
                                              Attorney for Debtor
John A. Northen, NCSB 6789
Northen Blue, LLP
PO Box 2208
Chapel Hill, NC 27515
919-968-4441

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF July 1, 2001 through July 30, 2001

                                    PART A:

                                CERTIFICATIONS


1.       Yes x __No__  All post-petition taxes [tax obligations arising after
            ---
                       the chapter 11 petition was filed] are currently paid or deposited.

2.       Yes x __No__  All administrative expenses [post-petition obligations]
            ---
                       other than taxes are current.

3.       Yes x __No__  Estate property, which is subject to loss by theft,
            ---
                       fire, or other casualty, is insured in accordance with Local Bankruptcy Rule No. 4002.3(a)(3).

4.       Yes x __No__  New books and records were opened as of the petition date
            ---
                       and are being maintained monthly and are current.


5.       Yes x __No__  New DIP bank accounts were opened and are reconciled.
            ---


6.       Yes___No x    Pre-petition debts [obligations due on or before the
                 ---
                       filing of the case] have not been paid since the filing of this chapter case. (No additional ones were paid during July 2001.)

7.       Yes x __No__  The only transfers of property made during this period
            ---
                       were transfers which were in the ordinary course of business.

8.       Yes x   No__  Estate funds which are on deposit in banking institutions
            ---
                       are fully covered by FDIC or FSLIC insurance of $100,000.00.

9.       Yes x __No__  A copy of the corresponding bank statement is attached.
            ---

IF THE ANSWER TO ANY OF THE CERTIFICATIONS ABOVE IS NO, PLEASE PROVIDE EXPLANATION ON SUPPLEMENT TO PART A.

                             SUPPLEMENT TO PART A:

                EXPLANATION TO CERTIFICATIONS REFLECTED AS "NO"


1.   Post-petition TAXES NOT CURRENT OR NOT DEPOSITED:

     Type ________and amount $_____unpaid or not deposited.

     Type ________and amount $_____unpaid or not deposited.

2.   ADMINISTRATIVE EXPENSES [Post-petition] OTHER THAN TAXES NOT CURRENT:

     Type _______________and amount $______unpaid.

     Type _______________and amount $______unpaid.

3. DESCRIPTION OF ESTATE PROPERTY UNINSURED, REASONS WHY AND STEPS IMPLEMENTED TO OBTAIN INSURANCE:

     a.
     b.

4.   REASON/EXPLANATION WHY NEW BOOKS AND RECORDS NOT YET OPENED:


5.   REASON/EXPLANATION WHY NEW BANK ACCOUNTS HAVE NOT YET BEEN OPENED:


6. A LIST OF ALL PRE-PETITION DEBTS WHICH WERE PAID SINCE THE FILING OF THE CASE INCLUDING THE NAME AND ADDRESS OF THE CREDITOR PAID, THE AMOUNT PAID, AND THE JUSTIFICATION FOR THE PAYMENT. [DOES NOT INCLUDE PAYMENTS TO SECURED CREDITORS AND LESSORS UNDER AN ADEQUATE PROTECTION AGREEMENT.]


7. A LIST OF ALL PROPERTY WHICH WAS TRANSFERRED OUTSIDE THE ORDINARY COURSE OF BUSINESS AND WHETHER PRIOR AUTHORITY FOR SUCH TRANSFER[S] WAS OBTAINED FROM THE COURT:


8. IF FUNDS ARE NOT FULLY COVERED BY FDIC OR FSLIC INSURANCE OF $100,000.00, PROVIDE NAME OF BANK[S] WHEREIN ESTATE MONIES ARE DEPOSITED AND THE BALANCE OF ALL ACCOUNTS THEREIN.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
              FOR THE MONTH OF July 1, 2001 through July 30, 2001

                                    PART B:
                      SUMMARY OF BANK ACCOUNT INFORMATION


                                                                STATEMENT
BANK NAME       ACCOUNT NUMBER       NATURE OF ACCOUNT           BALANCE
---------       --------------       -----------------          --------

Centura         021-221-536-1        Cash Collateral            $         -0-
Centura         021-221-538-8        Payroll                    $         -0-
First Capital   2736303              Wells Fargo Escrow CD      $         -0-
First Capital   2736302              Freightliner Escrow CD     $  905,581.42
First Capital   2736201              Disbursing Agent MM        $    2,579.53
First Capital   2736301              Disbursing agent CD        $6,112,021.01
First Capital   2736101              Disbursing Agent Checking  $  320,781.98
CCB             Northen Blue Trust   Warranties Escrow          $         -0-


     TOTALS                                                     $7,340,963.94

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF July,  2001
                                          ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:      ____General/Operating Account;
                             ____Tax Account;
                             ____Payroll Account;
                              X  Other: Triad Freightliner Escrow Fund CD
                             ----       ---------------------------------
                                       (First Capital #2736302)

                                                  Amount
                                                  ------

1.   Cash Balance from previous
     month's report:                              $903,353.97

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                    $  2,227.45

3.   Cash Balance Available                       $905,581.42
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]           $-0-
                                                  ---


5.   Ending Cash Balance                          $905,581.42
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME            ACCOUNT NUMBER        NATURE OF ACCOUNT                        AMOUNT*
---------            --------------        -----------------                        -------
First Capital        2736302               Triad Freightliner Escrow Fund CD        $905,581.42


                                           TOTAL BANK BALANCE     =                 $905,581.42

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:        ____General/Operating Account;
                               ____Tax Account;
                               ____Payroll Account;
                                X  Other: Triad Freightliner Escrow Fund CD
                               ----
                                          (First Capital #2736302)

1.   RECEIPTS:                                                          Amount
                                                                        ------

Sales                                                                  ________
Collection of post-petition accounts receivable                        ________
Collection of pre-petition  accounts receivable                        ________
Other Income (interest)                                                2,227.45
Less allowance for returns and discounts                               ________
                                                          *TOTAL =    $2,227.45


     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                     Amount
                                                                        ------

     Purchases of inventory                                             _______
     Net Payroll                                                        _______
     Payroll Taxes                                                      _______
     Rent                                                               _______
     Other lease payments                                               _______
     Utilities (Telephone, Electricity, Other)                          _______
     Sales Tax                                                          _______
     Other taxes                                                        _______
     Travel and Entertainment                                           _______
     Automobile or vehicle expense                                      _______
     Service charges                                                    _______
     Vehicle insurance                                                  _______
     Life and health insurance                                          _______
     Other insurance                                                    _______
     Supplies                                                           _______
     Freight                                                            _______
     Advertising                                                        _______
     Repairs and Maintenance                                            _______



                                                          *TOTAL =    $-0-
*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA  30092

PHONE:  770-381-9996

EST OF ATHEY PRODUCTS CORP
TRIAD FREIGHTLINER-ESCROW FUND
JOHN A NORTHEN-DISBURSING AGNT
CHAPTER 11 CASE # 00-02736-5 1
PO BOX 2208                                                   CUSTOMER:     6573
CHAPEL HILL NC  27515-2208


                                                                AS OF:  07/12/01

[LOGO]                                                                    PAGE 1

================================================================================
                         7-31 DAY CERTIFICATE 2736302
================================================================================

                                                   INTEREST RATE:                3.0000%
ORIGINAL ISSUE DATE:             03/14/01          MATURITY DATE:                08/11/01
ORIGINAL ISSUE VALUE:          894,868.98          TERM:                        30 DAYS
LAST RENEWAL DATE:               07/12/01
LAST RENEWAL VALUE:            905,581.42          BALANCE AS OF 07/12/01:     905,581.42

                  *******************************************
                  * I N T E R E S T   R A T E   C H A N G E *
                  *******************************************

ON 7/12/01, THE INTEREST RATE ON YOUR CERTIFICATE CHANGED TO 3.0000 % WITH AN ANNUAL PERCENTAGE YIELD OF 3.04 %.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF July, 2001
                                           ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:  _____General/Operating Account;
                         _____Tax Account;
                         _____Payroll Account;
                           X  Other: Disbursing Agent MM
                          ---        -------------------
                                    (First Capital #2736201)

                                              Amount
                                              ------

1.   Cash Balance from previous
     month's report:                          $48,534.02

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                    $43.88

3.   Cash Balance Available                   $48,577.90
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]       $45,998.37

5.   Ending Cash Balance                      $ 2,579.53
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME        ACCOUNT NUMBER        NATURE OF ACCOUNT           AMOUNT*
---------        --------------        -----------------         ----------
First Capital    2736201               Disbursing Agent MM       $ 2,579.53



                                          TOTAL BANK BALANCE =   $ 2,579.53

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                              SUPPLEMENT TO PART B:

              DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:     ___ General/Operating Account;
                            ___ Tax Account;
                            ___ Payroll Account;
                            X   Other: Disbursing Agent MM
                            ---
                                  (First Capital #2736201)

1.   RECEIPTS:                                                       Amount
                                                                     ------

Sales                                                                ______
Collection of post-petition accounts receivable                      ______
Transfer from CD #2736301                                            ______
Other Income (interest)                                               43.88
                                                                     ------
                                                         *TOTAL =    $43.88

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                  Amount
                                                                     ------
     Purchases of inventory                                          __________
     Net Payroll                                                     __________
     Payroll Taxes                                                   __________
     Rent                                                            __________
     Other lease payments                                            __________
     Utilities (Telephone, Electricity, Other)                       __________
     Sales Tax                                                       __________
     Other taxes                                                     __________
     Travel and Entertainment                                        __________
     Automobile or vehicle expense                                   __________
     Service charges                                                 __________
     Vehicle insurance                                               __________
     Life and health insurance                                       __________
     Other insurance                                                 __________
     Repairs and Maintenance                                         __________
     Transfers to Disbursing Agent Checking First Capital #2736101    45,998.37
                                                                     ----------

                                                         *TOTAL =    $45,998.37

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA  30092

PHONE:  770-381-9996

EST OF ATHEY PRODUCTS CORP                30
JOHN A NORTHEN-DISBURSING AGNT             0
CHAPTER 11 CASE # 00-02736-5      1        0
PO BOX 2208                                          BANKRUPT MMA
CHAPEL HILL NC  27515-2208                           ACCOUNT:      2736201


                                                          06/30/01 THRU 07/31/01
[LOGO]                                                         DOCUMENT COUNT: 0
                                                                          PAGE 1
                                                                          ------
================================================================================
                          BANKRUPT MMA ACCOUNT 2736201
================================================================================

                                              LAST STATEMENT 06/29/01  48,534.02
MINIMUM BALANCE                 2,535.65          1 CREDITS                43.88
AVG AVAILABLE BALANCE          25,026.03          6 DEBITS             45,998.37
AVERAGE BALANCE                25,026.03      THIS STATEMENT 07/31/01   2,579.53

                - - - - - - - - OTHER CREDITS - - - - - - - - -
DESCRIPTION                                                    DATE       AMOUNT
INTEREST                                                      07/31        43.88

                - - - - - - - - - OTHER DEBITS - - - - - - - --
DESCRIPTION                                                    DATE       AMOUNT
TRANSFER                                                      07/11     1,036.05
TRANSFER                                                      07/11     1,608.18
TRANSFER                                                      07/13    32,533.70
TRANSFER                                                      07/23     1,846.72
TRANSFER                                                      07/25     8,548.72
TRANSFER                                                      07/27       425.00

                - - - - - - - - - I N T E R E S T - - - - - - -
AVERAGE LEDGER BALANCE:        25,026.03   INTEREST EARNED:                43.88
AVERAGE AVAILABLE BALANCE:     25,026.03   DAYS IN PERIOD:                    32
INTEREST PAID THIS PERIOD:         43.88   ANNUAL PERCENTAGE YIELD EARNED  2.02%
INTEREST PAID 2001:             1,650.06

                - - - - - - - - DAILY BALANCE - - - - - - - - -
DATE         BALANCE         DATE       BALANCE           DATE           BALANCE
07/11       45,889.79       07/23        11,509.37        07/27         2,535.65
07/13       13,356.09       07/25         2,960.65        07/31         2,579.53

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                          FOR THE MONTH OF July, 2001
                                           ----

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:     ____General/Operating Account;
                            ____Tax Account;
                            ____Payroll Account;
                            X    Other: Disbursing Agent CD
                            ----        -------------------
                                      (First Capital #2736301)

                                                  Amount
                                              ----------

1.   Cash Balance from previous
     month's report:                          $6,553,769.71
2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                $   16,159.98

3.   Cash Balance Available                   $6,569,929.69
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]       $  457,908.68

5.   Ending Cash Balance                      $6,112,021.01
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME      ACCOUNT NUMBER   NATURE OF ACCOUNT        AMOUNT*
---------      --------------   -----------------        -------
First Capital  2736301          Certificate of Deposit   $6,112,021.01


                              TOTAL BANK BALANCE = $6,112,021.01

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:     ____General/Operating Account;
                            ____Tax Account;
                            ____Payroll Account;
                            X   Other:  Disbursing Agent CD
                            ----        -------------------
                                    (First Capital #2736301)

1.   RECEIPTS:                                                  Amount
                                                                ------
Sales                                                           __________
Collection of post-petition accounts receivable                 __________
Collection of prepetition  accounts receivable                  __________
Other Income (interest)                                         16,159.98
                                                                ----------
Less allowance for returns and discounts                        __________
                                             *TOTAL =          $16,159.98

     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                             Amount
                                                                ------

     Purchases of inventory                                     __________
     Net Payroll                                                __________
     Payroll Taxes                                              __________
     Rent                                                       __________
     Other lease payments                                       __________
     Utilities (Telephone, Electricity, Other)                  __________
     Sales Tax                                                  __________
     Other taxes                                                __________
     Travel and Entertainment                                   __________
     Automobile or vehicle expense                              __________
     Service charges                                            __________
     Vehicle insurance                                          __________
     Life and health insurance                                  __________
     Other insurance                                            __________
     Supplies                                                   __________
     Freight                                                    __________
     Advertising                                                __________
     Repairs and Maintenance                                    __________
     Transfer to FCB #2736101 MM account for distributions      457,908.68
     Other Expenses                                             __________

                                             *TOTAL =          $457,908.68

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDIN G CASH BALANCE,
                                        ---
#5 ON PART B:

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA  30092

PHONE:  770-381-9996

EST OF ATHEY PRODUCTS CORP
JOHN A NORTHEN-DISBURSING AGNT
CHAPTER 11 CASE # 00-02736-51
PO BOX 2208
CHAPEL HILL NC  27515-2208                                  CUSTOMER:       6573



                                                            AS   OF:    07/12/01

[LOGO]                                                                    PAGE 1

====================================================================================================================================
                                             7-31 DAY CERTIFICATE 2736301
====================================================================================================================================
                                                               INTEREST RATE:                                   3.0000%
ORIGINAL ISSUE DATE:                           03/14/01        MATURITY DATE:                                 08/11/01
ORIGINAL ISSUE VALUE:                      6,453,750.97        TERM:                                           30 DAYS
LAST RENEWAL DATE:                             07/12/01
LAST RENEWAL VALUE:                        6,569,929.69        BALANCE AS OF 07/12/01:                     6569,929.69

                  *******************************************
                  * I N T E R E S T   R A T E   C H A N G E *
                  *******************************************

ON 7/12/01, THE INTEREST RATE ON YOUR CERTIFICATE CHANGED TO 3.0000% WITH AN ANNUAL PERCENTAGE YIELD OF 3.04%.

                    ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                         FOR THE MONTH OF July , 2001
                                         ------

                                    PART B:

                  SUMMARY OF CASH RECEIPTS AND DISBURSEMENTS
                            CASH ACTIVITY ANALYSIS

NATURE/TYPE OF ACCOUNT:     ___General/Operating Account;
                            ___Tax Account;
                            ___Payroll Account;
                            X  Other: Disbursing Agent Checking
                            ---       -------------------------
                                     (First Capital #2736101)

                                                  Amount
                                                  ------

1.   Cash Balance from previous
     month's report:                              $  -0-

2.   Total Cash Receipts:
     [On a separate page
     provide a description of the
     source and amount -
     see Supplement to Part B]                    $503,907.05

3.   Cash Balance Available                       $503,907.05
     [#1 plus #2]

4.   Total Cash Disbursements:
     [On a separate page
     provide an itemization by major
     category of the disbursement and
     amount - See Supplement to Part B]           $503,383.76

5.   Ending Cash Balance, reconciled to checkbook $    523.29
     [#3 less #4]

                      SUMMARY OF BANK ACCOUNT INFORMATION

BANK NAME      ACCOUNT NUMBER   NATURE OF ACCOUNT           AMOUNT*
---------      --------------   -----------------           -------
First Capital  2736101          Disbursing Agent Checking   $320,781.98


                                   TOTAL BANK BALANCE = $320,781.98

*This amount should be the ending balance from the checkbook after it was reconciled to the bank statement. If the Bank Balance does not agree with the
                                                           ---
Ending Cash Balance, in Part B, please explain the difference on Supplement to Part B.

                             SUPPLEMENT TO PART B:

             DESCRIPTION/ITEMIZATION OF RECEIPTS AND DISBURSEMENTS

NATURE/TYPE OF ACCOUNT:      ____General/Operating Account;
                             ____Tax Account;
                             ____Payroll Account;
                              X  Other: Disbursing Agent Checking
                             ----    (First Capital #2736101)

1.   RECEIPTS:                                                                                            Amount
                                                                                                          ------
Sales                                                                                               ____________
Collection of post-petition accounts receivable                                                     ____________
Collection of pre-petition  accounts receivable                                                     ____________
Transfers from First Capital 2736201                                                                   45,998.37
Transfer from First Capital 2736301                                                                   457,908.68
                                                                                                    ------------
                                                                                      *TOTAL =      $ 503,907.05


     *Total equals item #2/Total Cash Receipts on Part B.

2.   DISBURSEMENTS:                                                                                       Amount
                                                                                                          ------
     Post-petition invoices outstanding                                                             ____________
     Contractor services to William Warden                                                                629.00
                                                                                                    ------------
     Payroll Taxes                                                                                  ____________

     Disbursing Agent Bond                                                                          ____________
     Payments to Professionals                                                                         32,533.70
                                                                                                    ------------
     Utilities (Telephone, Electricity, Other)                                                      ____________
     Sales Tax                                                                                      ____________
     SEC and 8K reporting fees                                                                          2,825.90
                                                                                                    ------------
     Storage                                                                                        ____________
     Automobile or vehicle expense                                                                  ____________
     Post petition invoices for material                                                            ____________
     Vehicle insurance                                                                              ____________
     Photocopying of claims                                                                         ____________
     Photocopy and mailing services                                                                     1,036.05
                                                                                                    ------------
     Gross Distributions of Wage claims to former employees (including
      Interest and                                                                                    320,258.69
                                                                                                    ------------
     Payment of withholding taxes to authorities on wage claims                                       146,100.42

                                                                                      *TOTAL =      $ 503,383.76

*Total equals item #4/Total Cash Disbursements on Part B.

EXPLANATION AS TO WHY BANK BALANCE DOES NOT AGREE WITH THE ENDING CASH BALANCE,
                                        ---
#5 ON PART B:
Bank Balance                $ 320,781.98
Outstanding checks           -320,258.69
                            ------------
Difference                        523.29

FIRST CAPITAL BANK
3320 HOLCOMB BRIDGE RD SUITE A
NORCROSS GA  30092

PHONE:  770-381-9996

EST OF ATHEY PRODUCTS CORP                    30
JOHN A NORTHEN-DISBURSING AGNT                 0
CHAPTER 11 CASE # 00-02736-5          1        7
PO BOX 2208                                             BANKRUPT CHECK
CHAPEL HILL NC  27515-2208                              ACCOUNT:        2736101

                                                                         06/30/01   THRU    07/31/01
                                                                                   DOCUMENT COUNT: 7
[LOGO]                                                                                        PAGE 1
                                                                                              ------
====================================================================================================
                                  BANKRUPT CHECK ACCOUNT 2736101
====================================================================================================
                                                        LAST STATEMENT 06/29/01             1,952.50
MINIMUM BALANCE                              .00        7 CREDITS                         503,907.05
AVG AVAILABLE BALANCE                  16,455.48        8 DEBITS                          185,077.57
AVERAGE BALANCE                        16,455.48     THIS STATEMENT 07/31/01              320,781.98

                                  -------- OTHER CREDITS --------
DESCRIPTION                                                                        DATE     AMOUNT
TRANSFER                                                                           07/11    1,036.05
TRANSFER                                                                           07/11    1,608.18
TRANSFER                                                                           07/13   32,533.70
TRANSFER                                                                           07/23    1,846.72
TRANSFER                                                                           07/25    8,548.72
TRANSFER                                                                           07/27      425.00
MISCELLANEOUS CREDIT                                                               07/31  457,908.68

                                  ----------- CHECKS -----------
CHECK #      DATE       AMOUNT      CHECK #    DATE      AMOUNT     CHECK #       DATE      AMOUNT
      42*    07/02      425.00           47    07/16      979.18        50        07/26     1,846.72
      45     07/02    1,527.50           48    07/16    1,036.05
      46     07/16      629.00           49    07/17   32,533.70

(*) INDICATES A GAP IN CHECK NUMBER SEQUENCE

                                  -------- OTHER DEBITS --------
DESCRIPTION                                                         DATE                   AMOUNT
WTD-PRIME PAY CAROLINAS                                             07/31                 146,100.42

                                  -------- DAILY BALANCE --------
DATE            BALANCE            DATE        BALANCE              DATE                    BALANCE
07/02                .00           07/17            .00             07/27                  8,973.72
07/11           2,644.23           07/23       1,846.72             07/31                320,781.98
07/13          35,177.93           07/25      10,395.44
07/16          32,533.70           07/26       8,548.72

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF July 1, 2001 through July 30, 2001

                                     PART C:
         STATEMENT OF STATUS OF PAYMENTS MADE TO SECURED CREDITORS: NONE

1.   Triad Freightliner of Greensboro, Inc.

     Escrow remaining for disputed claim, together with previous adequate protection payments, held in First Capital CD#2736302.


3.   [name]
     ---------------------------------

     Regular contracted payment             $_____per ____

     Adequate protection payment offered    $_____per ____

     Number and amount of Post-petition adequate protection
     payments not made:                     #_____  $_____
              ---

4.   [name]
     ---------------------------------

     Regular contracted payment             $_____per ____

     Adequate protection payment offered    $_____per ____

     Number and amount of Post-petition adequate protection
     payments not made:                     #_____  $_____
              ---


[Attach a separate page for additional secured creditors]

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF July 1, 2001 through July 30, 2001

                                     PART D:

                         SUMMARY OF ACCOUNTS RECEIVABLE

                                                                          Amount
                                                                          ------

1.  Beginning Balance                                                     $n/a

2.  Sales on Account      (includes Warranty Credits and Freight)         $n/a

3.  Collections on Account                                                $n/a

4.  Ending Balance                                                        $n/a
    [Item #1 plus #2 minus #3]



                             STATUS OF COLLECTIONS:

                                                                          Amount
                                                                          ------

Current to 30 days                                                        $n/a

31 to 60 days                                                             $n/a

61 to 90 days                                                             $n/a

91 to 120 days                                                            $n/a

121 days and older                                                        $n/a

TOTAL:                                                                    $n/a

    NOTE: All accounts receivable were sold to Five Star Manufacturing, LLC.

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF July 1, 2001 through July 30, 2001

                                     PART E:

                           SUMMARY OF ACCOUNTS PAYABLE
                    [EXCLUDING PRE-PETITION ACCOUNTS PAYABLE]
                     ---------------------------------------


                                   Amount
                                   ---------


Current to 30 days                 $7,880.06

31 to 60 days                      $________

61 to 90 days                      $________

91 to 120 days                     $________

121 days and older                 $________

TOTAL:                             $7,880.06

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
               FOR THE MONTH OF July 1, 2001 through July 30, 2001
                                     PART F:

                 STATEMENT OF STATUS OF PAYMENTS MADE TO LESSORS

LESSORS WHOSE LEASES HAVE BEEN ASSIGNED TO FIVE STAR MANUFACTURING:

     All payments have been made in full to Lessors whose leases have been assigned to Five Star Manufacturing; no further obligations to Debtor remain.


LESSORS WHOSE LEASES HAVE BEEN REJECTED:



1.   Enterprise Information
     -----------------------------------------

     Regular contracted payment            $3,965.63 per month
                                            --------     -----

     Number and amount of Post-petition lease
     payments not made:       # 1     $ 3,965.63
              ---              --       ---------

2.   GE Industrial Systems
     -----------------------------------------

     Regular contracted payment            $  650.00 per month
                                              ------     -----

     Number and amount of Post-petition lease
     payments not made:  # N/A   $_____
              ---         -----



[Attach a separate page for additional lessors]

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                           FOR THE MONTH OF July 2001

                                     PART H:

                        ACCRUAL BASIS LOSS FOR THE MONTH


                                                                      Amount
                                                                      ------

1.   Total Sales or Revenue                                           $n/a

2.   Cost of Goods Sold

     Material:                    $n/a

     Labor:                       $n/a

     Other:    (Burden)           $n/a

     TOTAL COSTS                                                      $n/a

3.   Gross Profit [Item #1 minus item #2]                             $n/a

4.   TOTAL OPERATING EXPENSES                                         $n/a

5.   Net Profit or (Loss)                                             $n/a
     [Item #3 minus #4]

6.   Total Non-Operating
     Income/Expenses                                                  $n/a

7.   Net Profit or (Loss)                                             $n/a
     [Item #5 minus #6]


[If a detailed INCOME STATEMENT is available, please attach it to the monthly report]

     NOTE: The Debtor discontinued operations.

                     ATTACHMENT TO CHAPTER 11 MONTHLY REPORT
                           FOR THE MONTH OF July 2001

                                     PART I:
           SUMMARY OF OFFICER/OWNER COMPENSATION AND PERSONNEL REPORT

1. Report all salaries received from or paid by the debtor to an owner or officer of the debtor.
     __ Check here if same as last monthly report or provide the following information:

                                  Compensation
                                  Authorized    Compensation    Date
Name of Officer/Owner  Title      By the Court  Received      Approved
---------------------  --------   ------------  ----------   ----------

All officer salaries were discontinued upon closing of the sale to Five Star Manufacturing, LLC. Mr. Warden has agreed to provide services on an as-needed hourly basis.

2. Report all payments made to professionals (i.e. accountants, attorneys, realtors) paid by the debtor:

                                           Compensation       Compensation
                                           Date Approved       Authorized/
Name of Officer/Owner      Title           By the Court         Received
---------------------      --------        -------------       ------------

Northen Blue            Counsel for Debtor  _____               $32,533.70


3.    Personnel Report:

__    Check here if same as last monthly report or provide the following
                                                --
information:


                                                                  Full Time  Part Time
                                                                  ---------  ---------
Total number of employees at beginning of the reporting period          -0-  ________
                                                                        ---

Number hired during the period                                          -0-  ________
                                                                        ---

Number terminated/resigned during the period                            -0-  ________
                                                                        ---

Total number of employees at the end of the period                      -0-  ________
                                                                        ---

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF NORTH CAROLINA
                                RALEIGH DIVISION


IN THE MATTER OF:
Athey Products Corp.
1839 South Main Street
Wake Forest, NC 27587
TIN: 36-0753480
                    Debtor                            Case No. 00-02736-5-ATS
--------------------------------------------------------------------------------
                             CERTIFICATE OF SERVICE
--------------------------------------------------------------------------------


     THIS IS TO CERTIFY that on the below date, the undersigned served a copy of the by depositing the same, enclosed in a post paid wrapper, properly addressed to the following parties in interest, at their last known addresses as shown below, in a post office or official depository under the exclusive care and custody of the United States Postal Service:

     Marjorie K. Lynch                       William G. Pappas
     Bankruptcy Administrator                Parker Poe Adams & Bernstein
     300 Fayetteville Street Mall, #412      150 Fayetteville Street Mall, #1400
     P.O. Drawer 3039                        P.O. Box 389
     Raleigh, NC 27602-3039                  Raleigh, NC 27602

     This the 24 day of August, 2001.

                                          ATHEY PRODUCTS CORP.


                                          By:    /s/ John A. Northen
                                             ----------------------------
                                                 Counsel for the Debtor

NORTHEN BLUE, L.L.P.
John A. Northen, NCSB # 6789
Cheryl Y. Capron, NCSB #16582
Post Office Box 2208
Chapel Hill, NC 27515-2208
Telephone:  919-968-4441